PROSPECTUS

                                                          SECURIAN LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                 SECURIAN LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance Policies issued by Securian Life Insurance Company ("Securian Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract is the Securian Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants of the contractholder. The contractholder is the sponsor of the group-sponsored insurance program.

The certificate owner may allocate net premiums to one or more of the sub-accounts of a separate account of Securian Life called the Securian Life Variable Universal Life Account (herein "separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and described in this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the policy and this prospectus, net premiums may also be allocated to a guaranteed account of Securian Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Advantus Series Fund"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

ADVANTUS SERIES FUND
- Bond Portfolio
- Index 400 Mid-Cap Portfolio
- Index 500 Portfolio
- International Bond Portfolio
- Money Market Portfolio
- Mortgage Securities Portfolio
- Real Estate Securities Portfolio

FIDELITY VIP
- VIP Contrafund(R) Portfolio: Initial Class Shares
- VIP Equity-Income Portfolio: Initial Class Shares
- VIP High Income Portfolio: Initial Class Shares

JANUS ASPEN SERIES
- Janus Aspen Series Forty Portfolio--Service Shares
- Janus Aspen Series International Growth Portfolio--Service Shares

W&R TARGET FUNDS, INC.
- W&R Balanced Portfolio
- W&R Core Equity Portfolio
- W&R Growth Portfolio
- W&R International Value Portfolio
- W&R Micro Cap Growth Portfolio
- W&R Small Cap Growth Portfolio
- W&R Small Cap Value Portfolio
- W&R Value Portfolio

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:
       are not guaranteed to achieve their goals;
       are not federally insured;
       are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

The date of this prospectus and the statement of additional information is August 17, 2006.

Securian Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101
(800) 815-7636

                                                                [SECURIAN LOGO]

TABLE OF CONTENTS

                                                                                           PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract             2
   Summary of Benefits and Risks                                                             2
   Risks of Owning a Variable Universal Life Insurance Certificate                           2
   Fee Tables                                                                                6
General Descriptions                                                                         9
   Securian Life Insurance Company                                                           9
   Securian Life Variable Universal Life Account                                             9
   Additions, Deletions or Substitutions                                                    11
   Voting Rights                                                                            12
   The Guaranteed Account                                                                   12
   Summary Information                                                                      13
      Guaranteed Account Value                                                              13
Charges                                                                                     13
   Premium Expense Charges                                                                  14
      Sales Charge                                                                          14
      Premium Tax Charge                                                                    14
      OBRA Expense Charge                                                                   14
   Account Value Charges                                                                    14
      Monthly Deduction                                                                     14
      Withdrawal Charge                                                                     16
      Transfer Charge                                                                       16
      Additional Benefits Charges                                                           16
   Separate Account Charges                                                                 16
   Fund Charges                                                                             16
   Guarantee of Certain Charges                                                             16
Information about the Certificate                                                           16
   Applications and Certificate Issue                                                       16
   Exchange Privilege                                                                       17
   Paid-Up Insurance Option                                                                 17
   Dollar Cost Averaging                                                                    17
   Free Look                                                                                18
   Continuation of Group Coverage                                                           18
   Conversion Privilege to an Individual Policy                                             19
   General Provisions of the Group Contract                                                 19
      Issuance                                                                              19
      Termination                                                                           20
      Right to Examine Group Contract                                                       20
      Entire Group Contract                                                                 20
      Ownership of Group Contract and Group Contract Changes                                20
Certificate Premiums                                                                        21
   Premium Limitations                                                                      21
   Allocation of Net Premiums and Account Value                                             21
Death Benefit and Account Values                                                            22
   Option A - Level Death Benefit                                                           22
   Option B - Increasing Death Benefit                                                      22
   Change in Face Amount                                                                    23
      Increases                                                                             23
      Decreases                                                                             23
      Changes in Face Amount Due to a Change in Death Benefit Option                        23
   Payment of Death Benefit Proceeds                                                        23
   Account Values                                                                           24
      Determination of the Guaranteed Account Value                                         24
      Determination of the Separate Account Value                                           25
      Unit Value                                                                            25
      Net Investment Factor                                                                 25
      Daily Values                                                                          25

                                                                                           PAGE
Surrenders, Withdrawals and Transfers                                                       26
   Transfers                                                                                26
      Market Timing                                                                         27
      Guaranteed Account Transfer Restrictions                                              27
      Other Transfer Information                                                            28
Loans                                                                                       29
   Loan Interest                                                                            29
   Loan Repayments                                                                          30
Lapse and Reinstatement                                                                     30
   Lapse                                                                                    30
   Reinstatement                                                                            30
   Additional Benefits                                                                      31
      Accelerated Benefits Rider                                                            31
      Waiver of Premium Rider                                                               31
      Accidental Death and Dismemberment Rider                                              31
      Child Rider                                                                           31
      Spouse Rider                                                                          31
      Policyholder Contribution Rider                                                       31
   General Matters Relating to the Certificate                                              32
      Postponement of Payments                                                              32
      The Certificate                                                                       32
      Control of Certificate                                                                32
      Maturity                                                                              33
      Beneficiary                                                                           33
      Change of Beneficiary                                                                 33
      Settlement Options                                                                    33
Federal Tax Status                                                                          34
   Introduction                                                                             34
   Taxation of Securian Life and the Variable Universal Life Account                        34
   Tax Status of Certificates                                                               34
   Owner Control                                                                            34
   Diversification of Investments                                                           35
   Tax Treatment of Policy Benefits                                                         35
   Modified Endowment Contracts                                                             35
   Multiple Policies                                                                        37
   Withholding                                                                              37
   Other Transactions                                                                       37
   Other Taxes                                                                              37
      Non-Individual Owners and Business Beneficiaries of Policies                          37
   Split-Dollar Arrangements                                                                37
   Alternative Minimum Tax                                                                  38
      Economic Growth and Tax Relief Reconciliation Act of 2001                             38
Distribution of Certificates                                                                38
   Revenue Sharing                                                                          39
Other Matters                                                                               40
   Legal Proceedings                                                                        40
   Registration Statement                                                                   40
   Financial Statements                                                                     40
Statement of Additional Information                                                         41

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a withdrawal from his/her certificate, surrender all or part of his/her certificate or take certificate loans. Each certificate has a minimum face amount of death benefit coverage. The death benefit of a certificate may be greater than its face amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of policy lapse, have a negative effect on a certificate's cash value and reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a withdrawal or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life certificate of insurance has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance certificates). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term life insurance coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Securian Life Variable Universal Life Account. The separate account keeps its assets separate from the other assets of Securian Life. The separate account has sub-accounts, each of which invests in corresponding Portfolios of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values into which the owner has made allocations. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a withdrawal or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of the certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.

     Owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the twenty Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

Advantus Series Fund Portfolios include:

     Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Index 500 Portfolio
     International Bond Portfolio
     Money Market Portfolio
     Mortgage Securities Portfolio
     Real Estate Securities Portfolio

Fidelity VIP Portfolios include:

     Fidelity VIP Contrafund Portfolio: Initial
       Class Shares
     Fidelity VIP Equity-Income Portfolio:
       Initial Class Shares
     Fidelity VIP High Income Portfolio:
       Initial Class Shares

Janus Aspen Series Portfolios include:

     Janus Aspen Series Forty Portfolio --
       Service Shares
     Janus Aspen Series International Growth
       Portfolio -- Service Shares

W&R Target Funds Portfolios include:

     W&R Target Funds, Inc. -- Balanced
       Portfolio
     W&R Target Funds, Inc. -- Core
       Equity Portfolio
     W&R Target Funds, Inc. -- Growth
       Portfolio
     W&R Target Funds, Inc.--
       International Value Portfolio
     W&R Target Funds, Inc. -- Micro
       Cap Growth Portfolio
     W&R Target Funds, Inc. -- Small
       Cap Growth Portfolio
     W&R Target Funds, Inc. -- Small
       Cap Value Portfolio
     W&R Target Funds, Inc. -- Value
       Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     For information on the death benefit option applicable to your certificate see the "Death Benefit and Account Values" section of this prospectus.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

     There is a minimum death benefit based on the account value that is required to preserve the qualification of this certificate as life insurance under Section 7702 of the Internal Revenue Code (the "Code"). This is further described under the "Death Benefit and Account Values" section of this prospectus.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?

     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     The tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a withdrawal or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Withdrawals and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a withdrawal from the certificate at any time while the insured is living. A surrender or withdrawal may have federal income tax consequences. (See "Federal Tax Status".) Withdrawals may also assess a processing charge of 2% of the amount withdrawn not to exceed $25.

     A withdrawal of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum withdrawal is equal to 100% of the net cash value. We reserve the right to limit the number of withdrawals to one per certificate month, change the minimum amount for withdrawals, limit the frequency of withdrawals, or restrict or prohibit withdrawals from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
------                               --------------------------    ------------------
Maximum Sales Charge Imposed on
  Premiums                           From Each Premium Payment*    5% of Premium+
Maximum Premium Tax Charge           From Each Premium Payment*    4% of Premium+
Maximum OBRA Expense Charge**        From Each Premium Payment*    1.25% of Premium++
Maximum Deferred Sales Charge        None                          N/A
Maximum Withdrawal Fee               From Each Withdrawal          Lesser of $25 or
                                                                   2% of Withdrawal
                                                                   Amount+
Maximum Transfer Fee                 Upon Each Transfer+++         $10+++

----------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The OBRA expense charge reflects the cost to Securian Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

  + The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued.
 ++ For certificates considered to be individual under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.35 percent of each premium payment.
+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                               WHEN CHARGE IS DEDUCTED             AMOUNT DEDUCTED
------                           --------------------------------   -------------------------
COST OF INSURANCE CHARGE
  MAXIMUM & MINIMUM
  CHARGE                         On the Certificate Date and Each   Maximum: $25.26 Per Month
                                 Subsequent Monthly Anniversary     Per $1,000 of Coverage(1)
                                                                    Minimum: $0.03 Per Month
                                                                    Per $1,000 of Coverage(1)

CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER              On the Certificate Date and Each   Representative $0.11 Per
                                 Subsequent Monthly Anniversary     Month Per $1,000 of
                                                                    Coverage(1)

MONTHLY ADMINISTRATION CHARGE    On the Certificate Date and Each   Maximum: $4 Per Month(2)
                                 Subsequent Monthly Anniversary

LOAN INTEREST SPREAD             Each Monthly Anniversary           2 percent Per Annum(3)

ACCIDENTAL DEATH AND
  DISMEMBERMENT CHARGE           On the Certificate Date and Each   Maximum: $0.10 Per Month
                                 Subsequent Monthly Anniversary     Per $1,000 of Coverage(4)

WAIVER OF PREMIUM CHARGE         On the Certificate Date and Each   Maximum: 50% of the Cost
                                 Subsequent Monthly Anniversary     of Insurance Charge(4)

CHILD RIDER CHARGE               On the Certificate Date and Each   Maximum: $0.35 Per Month
                                 Subsequent Monthly Anniversary     Per $1,000 of Coverage(4)

SPOUSE RIDER CHARGE
  MAXIMUM & MINIMUM
  CHARGE                         On the Certificate Date and Each   Maximum: $25.26 Per Month
                                 Subsequent Monthly Anniversary     Per $1,000 of
                                                                    Coverage(1)(4)
                                                                    Minimum: $0.03 Per Month
                                                                    Per $1,000 of
                                                                    Coverage(1)(4)

CHARGE FOR A 45 YEAR OLD
  NON-SMOKING
  CERTIFICATEHOLDER              On the Certificate Date and Each   Representative: $0.11 Per
                                 Subsequent Monthly Anniversary     Month Per $1,000 of
                                                                    Coverage(1)(4)

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, the group sponsored insurance program and rate class. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Securian Life at 1-800-815-7636, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.
(2) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.
(3) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.
(4) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.

     The next table describes the total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2005. Expenses of the Portfolios may be higher or lower in the future. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.

                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING
         MANAGEMENT FEES, DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*

FEE DESCRIPTION                                              MINIMUM        MAXIMUM
---------------                                              -------        -------
Total Annual Portfolio Operating Expenses                     0.50%          2.24%

----------
* The Range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

SECURIAN LIFE INSURANCE COMPANY

     Securian Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101, is a stock life insurance company organized under the laws of Minnesota. We are licensed to conduct a life insurance business in all states, except New Hampshire.

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     The separate account was established on December 1, 2004, by our Board of Directors in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Securian Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income, gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the twenty Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in the Portfolios of Advantus Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-815-7636. You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser or sub-adviser.

FUND/PORTFOLIO                            INVESTMENT ADVISER                  INVESTMENT SUB-ADVISER
--------------                 ----------------------------------------   -------------------------------
ADVANTUS SERIES FUND:

Bond Portfolio                 Advantus Capital Management, Inc.

Index 400 Mid-Cap Portfolio    Advantus Capital Management, Inc.

Index 500 Portfolio            Advantus Capital Management, Inc.

International Bond Portfolio   Advantus Capital Management, Inc.          Julius Baer Investments Limited

Money Market Portfolio         Advantus Capital Management, Inc.

Mortgage Securities
  Portfolio                    Advantus Capital Management, Inc.

Real Estate Securities
  Portfolio                    Advantus Capital Management, Inc.

FIDELITY VIP:

Contrafund(R) Portfolio:
  Initial Class Shares         Fidelity Management & Research Company,
  (Seeks long-term capital     FMR Co., Inc., Fidelity Management &
  appreciation.)               Research (U.K.) Inc., Fidelity
                               Management & Research (Far East) Inc.,
                               Fidelity Investments Japan Limited,
                               Fidelity International Investment
                               Advisors, Fidelity International
                               Investment Advisors (U.K.) Limited

Equity-Income Portfolio:
  Initial Class Shares         Fidelity Management & Research Company,
  (Seeks reasonable income.    FMR Co., Inc., Fidelity Management &
  The fund will also           Research (U.K.) Inc., Fidelity
  consider the potential       Management & Research (Far East) Inc.,
  for capital appreciation.    Fidelity Investments Japan Limited,
  The fund's goal is to        Fidelity International Investment
  achieve a yield which        Advisors, Fidelity International
  exceeds the composite        Investment Advisors (U.K.) Limited
  yield on the securities
  comprising the Standard
  & Poor's 500(SM) Index
  (S&P 500(R)).)

High Income Portfolio:
  Initial Class Shares         Fidelity Management & Research Company,
  (Seeks a high level of       FMR Co., Inc., Fidelity Management &
  current income, while        Research (U.K.) Inc., Fidelity
  also considering growth      Management & Research (Far East) Inc.,
  of capital.)                 Fidelity Investments Japan Limited,
                               Fidelity International Investment
                               Advisors, Fidelity International
                               Investment Advisors (U.K.) Limited

JANUS ASPEN SERIES:

Forty Portfolio--
  Service Shares               Janus Capital Management LLC
  (Seeks long-term growth
  of capital.)

International Growth
  Portfolio--Service Shares    Janus Capital Management LLC
  (Seeks long-term growth
  of capital.)

W&R TARGET FUNDS, INC.:

W&R Balanced Portfolio         Waddell & Reed Investment
  (Seeks, as a primary         Management Company
  objective, to provide
  current income to the
  extent that, in the
  opinion of Waddell & Reed
  Investment Management
  Company, the Fund's
  investment manager;
  market and economic
  conditions permit. As a
  secondary objective, the
  Portfolio seeks long-term
  appreciation of capital.)

FUND/PORTFOLIO                            INVESTMENT ADVISER                  INVESTMENT SUB-ADVISER
--------------                 ----------------------------------------   -------------------------------
W&R Core Equity Portfolio      Waddell & Reed Investment
  (Seeks capital growth        Management Company
  and income.)

W&R Growth Portfolio           Waddell & Reed Investment
  (Seeks capital growth,       Management Company
  with current income as a
  secondary objective.)

W&R International Value
  Portfolio                    Waddell & Reed Investment                  Templeton Investment Counsel,
                               Management Company                         LLC

W&R Micro Cap Growth
  Portfolio                    Waddell & Reed Investment                  Wall Street Associates
                               Management Company

W&R Small Cap Growth
  Portfolio                    Waddell & Reed Investment
                               Management Company

W&R Small Cap Value
  Portfolio                    Waddell & Reed Investment                  BlackRock Financial Management,
                               Management Company                         Inc.

W&R Value Portfolio            Waddell & Reed Investment
  (Seeks long-term capital     Management Company
  appreciation.)

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Securian Life and other affiliated and unaffiliated life insurance companies, and as the investment medium for certain participating qualified plans to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Securian Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Securian Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Securian Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Securian Life's general account consists of all assets owned by Securian Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Securian Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Securian Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

     GUARANTEED ACCOUNT VALUE Securian Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. The minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the cost of insurance charge or administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received, for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by state and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective at the beginning of each certificate year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are based on 1980 Commissioners Standard Ordinary 75% male age at last birthday Mortality Tables.

     Some group contracts will be issued using tobacco distinct cost of insurance rates. As a result, an otherwise healthy non-smoker who is part of a uni-tobacco group, may pay higher cost of insurance rates than if he/she was part of a group contract issued on a tobacco distinct basis.

WITHDRAWAL CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each withdrawal to cover the administrative costs incurred in processing the withdrawal. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charged associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time. However, no charges shall be assessed other than those described in the fee tables herein.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges: (1) the maximum sales charge;
(2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum withdrawal transaction charge; and (7) the maximum transfer charge.

INFORMATION ABOUT THE CERTIFICATE

APPLICATIONS AND CERTIFICATE ISSUE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Securian Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue a certificate. The issuance of a group contract and its associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

EXCHANGE PRIVILEGE

     Within the first 18 certificate months of coverage, an owner may transfer all sub-account values under his or her certificate to the guaranteed account, without transfer or other restrictions, provided the group contract is in force and the required premiums are fully paid.

     If there is a material change to the investment policy of the separate account, an owner may transfer all sub-account values under his or her certificate to the guaranteed account without transfer or other restrictions provided the group contract is in force and the required premiums are fully paid.

PAID-UP INSURANCE OPTION

     Once per certificate year, an owner can apply his or her cash surrender value to purchase guaranteed fixed paid-up insurance under the group contract. If the owner applies his or her cash surrender value to purchase guaranteed fixed paid-up insurance under the group contract, we will terminate the owner's insurance provided under his or her original certificate and issue a new certificate specifications page showing the guaranteed fixed paid-up insurance. Insurance on any dependents insured by rider will terminate and such insurance can be converted to a policy of individual life insurance according to the conversion provisions of the rider.

     The death benefit provided by the guaranteed fixed paid-up coverage will be determined as follows:

- We will calculate the net cash value of the certificate on the date of the change. This will be the initial cash value of the guaranteed fixed paid-up coverage.

- The amount of the paid-up death benefit will be determined by multiplying the net cash value by a paid-up insurance factor. The minimum paid-up insurance factors are shown in the group contract.

- The minimum cash value of the paid-up death benefit is determined by dividing the paid-up death benefit by the applicable paid-up insurance factor as shown in the group contract.

     The net amount at risk provided by the guaranteed fixed paid-up coverage may not exceed the net amount at risk immediately prior to the exercise of this paid-up option. We reserve the right to return any excess net cash value and/or reduce the death benefit in order to achieve this.

     Paid-up insurance terminates at age 95.

     In no event will we be liable under the original and the guaranteed fixed paid-up coverages.

     A detailed statement of the method of computation of cash surrender values and other nonforfeiture benefits is on file with the Superintendent of Insurance for the State of New York.

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under the group contract ends, the current group coverage may continue unless:

-    the certificate is no longer in force; or

- the group contract has terminated, although we may allow continuation for certificates under some group-sponsored insurance programs if there is no successor plan (see below).

     If either of these limitations apply, the owner may still elect to continue the current group coverage, but only for a period not to exceed one year. At the end of this continuation period, he or she may convert such insurance to an individual certificate of permanent insurance with Securian Life. Such conversion shall be subject to the rest of the Conversion Privilege section in the certificate and this prospectus.

     Successor plan shall mean another insurer's insurance policy(ies) with a cash accumulation feature or an annuity contract(s) that replaces the insurance provided under the group contract.

     The face amount of insurance will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to certificates under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION PRIVILEGE TO AN INDIVIDUAL POLICY

     If the group contract is terminated or if the insured's insurance under the group contract ends due to the termination of his or her employment or membership in the class or classes eligible for coverage under the group certificate or his or her insurance is reduced on or after the attainment of age sixty in any increment or series of increments totaling twenty percent or more of the amount of insurance in force under the certificate prior to the first reduction at age sixty, the owner shall be entitled to convert such insurance to a policy of permanent individual life insurance within thirty one days of such termination or reduction, without providing evidence of insurability, subject to the following:

- the owner's written application to convert to an individual certificate and the first premium for the individual policy must be received in our home office within 31 days of the date the insurance terminates under the group contract; and

- the owner may convert all or part of the amount of insurance under the group contract at the time of termination or, if insurance is reduced due to age, the amount of insurance equal to the amount which was reduced. The owner may convert said amounts to any policy of permanent individual life insurance then customarily issued by us. The individual policy will not include any additional benefits, including, but not limited to disability benefits, accidental death or dismemberment benefits or accelerated benefits. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday, the plan of insurance, and the class of risk to which the insured belongs on the date of conversion; and

- if the insured should die within 31 days of the date that insurance terminated under the group contract, the full amount of insurance that could have been converted under the certificate will be paid.

     If an insured has received accelerated payment of the full amount of his or her death benefit, any child dependent insured under such insured's certificate will be allowed to convert any such insurance to a policy of individual life insurance with Securian Life.

     If an owner is eligible to convert the insurance, the owner may elect to continue such insurance under the group policy prior to converting to an individual policy by paying premiums directly to us. The owner may continue such group life insurance for a period of up to one year at which time he or she may convert such insurance to an individual policy of permanent insurance. Such conversion shall be subject to the rest of this conversion privilege section. Except for insurance that is eligible for conversion as a result of a reduction due to the age of the insured, insurance may be continued beyond one year according to the terms of the continuation of group coverage section. The cost of insurance and administration fee for this continued coverage may be higher.

     The owner will be notified of his or her right to continue or convert the group life insurance provided by his or her certificate. If notification is made within 15 days before or after the event that results in termination or reduction of the group life coverage, the owner will have 31 days from the date the insurance terminates to elect continuation or conversion. If the notice is given more than 15 days but less than 90 days after the event, the time allowed for the exercise of the continuation or conversion privilege shall be extended to 45 days after such notice is sent. If notice is not given within 90 days, the time allowed for the exercise of the continuation or conversion privilege expires 90 days after the terminating event. Such notice shall be mailed to the owner at the owner's last known address.

     The continuation or conversion privilege is not available if the owner's coverage under this group policy terminates due to the owner's failure to make, when due, required premium contributions.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Securian Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be converted to individual coverage as described under the "Conversion Privilege to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, signed acceptance by owners or insureds is required for any amendment made after the effective date of this group contract which reduces or eliminates coverages for such owners or insureds and for which the owner or insured is making all required premium contributions. Unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For further information on unit values see the "Unit Values" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 10 percent to 50 percent.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected for the certificate.

     There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A--LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is:

- the greater of the face amount of insurance on the date of death or the minimum death benefit on the date of death; plus

-    any premium received after the date of death; minus

- any unpaid monthly deductions due through the month in which death occurs, and any loan principal and accrued loan interest charges.

OPTION B--INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is:

- the greater of the face amount of insurance on the date of death plus the account value as of the date of death, or the minimum death benefit on the date of death; plus

-    any premium received after the date of death; plus

-    any accrued loan interest credits; minus

- any unpaid monthly deductions due through the month in which death occurs, and any loan principal and accrued loan interest charges.

     The death benefit option for all certificates will initially be the death benefit option selected by the group sponsor. For certificates under some group-sponsored insurance programs, we will allow the owner to request a change in the death benefit option once, during the lifetime of the insured. For certificates where we do not allow the owner to request a change in the death benefit option, the death benefit option will remain unchanged from the group sponsor's initial selection. The current death benefit option will be shown on the specifications page of the certificate. Changing the death benefit option may have federal income tax consequences. You should consult a tax adviser before changing the death benefit option.

     If an owner elects to change the death benefit option from Option A to Option B, the face amount under Option B will be equal to the face amount under Option A less the certificate account value on the effective date of the change.

     If an owner elects to change the death benefit option from Option B to Option A, the face amount under Option A will be equal to the face amount under Option B plus the certificate account value on the effective date of the change.

     The minimum death benefit is an amount determined by us that is required to preserve the qualification of the certificate as a life insurance policy as defined by Section 7702 of the Internal Revenue Code. The minimum death benefit is a percentage of the account value. The percentage depends on the test used in determining the qualification of life insurance.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. The face amount may also change due to a change in death benefit option. (See "Death Benefit and Account Values".) A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

CHANGES IN FACE AMOUNT DUE TO A CHANGE IN DEATH BENEFIT OPTION Changes in the face amount of insurance due to a change in death benefit option are effective on the monthly certificate anniversary on or following our receipt of the written request or on any other date mutually agreed upon between the owner and us.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit option elected for the certificate. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Interest will be paid on the death benefit from the date of the insured's death until the date of payment. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law, whichever is greater. The minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement described below.

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options".)

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. The minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits, loan interest credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period. The gross investment rate is equal to:

- the net asset value per share of a Fund share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by that Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value per share of that Fund held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 4:00 p.m. Eastern Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, WITHDRAWALS AND TRANSFERS

     The owner may request a surrender of or a withdrawal from the certificate at any time while the insured is living. To make a surrender or withdrawal, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and withdrawal requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or withdrawal request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or withdrawal may have federal income tax consequences. (See "Federal Tax Status".)

     A withdrawal of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group contract. The minimum will never exceed $500. The maximum withdrawal is equal to 100% of the net cash value. We reserve the right to limit the number of withdrawals to one per certificate month, change the minimum amount for withdrawals, limit the frequency of withdrawals, or restrict or prohibit withdrawals from the guaranteed account. A withdrawal will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A withdrawal has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the withdrawal, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a withdrawal, the owner may designate the sub-accounts of the separate account from which a withdrawal is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, withdrawals will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a withdrawal under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a withdrawal for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Securian Life to discourage market timing and frequent transfer activity, and, when Securian Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your contract. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary.
The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-815-7636 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-1542.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-815-7636.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charges. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also obtain a loan by telephone during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Should the owner make a request by telephone call or other electronic means, he or she will be asked for personal identification and certificate number. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The account value amount on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated, increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. The descriptions below are intended to be general and the group contract, any riders, if applicable and the certificate, should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefit payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest. The minimum guaranteed annual rate is the greater of 3 percent, or the minimum rate required by state law for the period beyond that time that payment is postponed.

     If we have not mailed or delivered the loan amount requested by the owner, up to a maximum of the loan value of his or her certificate, within 10 days of receipt of the loan request in our home office, we will pay interest on the loan amount. Interest will be at an annual rate determined by us, but never less than 3 percent. Interest is calculated starting on the date the loan request is received in our home office and will be due starting on the tenth day following receipt of the loan request in our home office unless the amount of interest is less than $25.00, in which case, no interest is payable. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or withdrawal will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or withdrawal. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, withdrawal, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. All statements made by the owner or insured in the signed application are considered representations and not warranties. No statement made by the insured will be used to contest his or her coverage unless a copy of the signed statement is or has been furnished to the insured or to the insured's beneficiary. The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. A beneficiary may be changed as set forth in the certificate and this prospectus. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Securian Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof of the insured's death while it is in force. The proceeds will be paid in a single sum unless a settlement option has been selected.

     We will pay interest on the death benefit of single sum death proceeds from the date of the insured's death until the date of payment. The minimum guaranteed annual rate is 3 percent, or the minimum rate required by state law for the period beyond that time that payment is postponed.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law, whichever is greater. The minimum guaranteed annual rate is 3 percent.

FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF SECURIAN LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL

     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an adviser in its sole and absolute discretion.

     We do not believe that the ownership rights of a certificate owner under the policy would result in any certificate owner being treated as the owner of the assets of the Variable Universal Life Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.

DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ('investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect.

     Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     For example, when the insured dies, the death proceeds win generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian
Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firms. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Securian Life or its affiliates may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Securian Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

REVENUE SHARING

     Securian Life pays the costs of selling the group contracts and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Securian Life (or Securian Life affiliates) a fee for the purpose of reimbursing Securian Life for the costs of certain services that Securian Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0.00% to 0.25% of fund assets held in the separate account.

     In addition, payments may be made pursuant to service/administration agreements between Securian Life (or Securian Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments reimburse Securian Life or its affiliates for such things as Securian Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Those expenses are incurred by Securian Life as part of its group contract and certificate administration. Service and administrative payments received by Securian Life or its affiliates range in amount from 0.00% to 0.25% of fund assets held in the separate account.

     Securian Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Some but not all underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees and/or service or administrative fees to Securian Life or its affiliates.

     Securian Life considers profitability when determining the charges in the group contract and certificates and may earn a profit from administrative and distribution fees.

OTHER MATTERS

LEGAL PROCEEDINGS

     Securian Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Securian Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Securian Life, and the certificates. Statements contained in this prospectus as to the contents of certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Securian Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-815-7636 or write to us at: Securian Life Insurance Company at 400 Robert Street North, St. Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Securian Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-815-7636 or write to us at: Securian Life Insurance Company at 400 Robert Street North, St. Paul, Minnesota 55101.

     Information about Securian Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters


Illustrations
Financial Statements

Investment Company Act No. 811-21859

                  SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                         Securian Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                  651-665-3500
               (Depositor's Telephone Number, including Area Code)

                            Alfrieda B. Baldwin, Esq.
                         Securian Life Insurance Company
                             400 Robert Street North
                           Saint Paul, Minnesota 55101
                     (Name and Address of Agent for Service)

                       STATEMENT OF ADDITIONAL INFORMATION

                THE DATE OF THIS DOCUMENT IS: August 17, 2006
                THE DATE OF THE PROSPECTUS IS: August 17, 2006

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, which may be obtained by calling Securian Life Insurance Company at 1-800-815-7636, or writing to Securian
Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.


Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters


Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are a wholly-owned subsidiary of Securian Financial Group, Inc., a Delaware corporation and a sister company to Minnesota Life Insurance Company, ("Minnesota Life") incorporated in and having its principal office at 400 Robert Street North, Saint Paul, Minnesota 55101. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Securian Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. We are licensed to conduct a life insurance business in all states, except New Hampshire.

The Securian Life Variable Universal Life Account was established on December 1, 2004, by our Board of Directors in accordance with certain provisions of the Minnesota law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to certificate owners and beneficiaries arising under the certificates are general corporate obligations of Securian Life and thus our general assets back the certificates. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 20 sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account.

The separate account currently invests in the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series and W&R Target Funds, Inc.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is issued, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Securian Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Securian Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Securian Life continues to oversee State Street's performance of these services.


CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the cost of insurance charge attributable to that increase.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

- the monthly cost of insurance charges that were paid; and

- the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS    Each year we will determine if this class of
certificates and this certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

The Cash Value Accumulation Test requires that the death benefit be greater
than the account value times a specified percentage.    The Guideline
Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the
account value times a specified percentage.    Each certificate will be tested
when premiums are paid, at the end of each month and at death for compliance
to the test chosen for that certificate.    Under either test, if the death
benefit is not greater than the applicable percentage of the account value, or for the Guideline Premium/Cash Value Corridor Test, the premiums paid exceed the limit for the current death benefit, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.

For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

Attained   Applicable
  Age      Percentage
  ---      ----------
   35         433%
   45         311
   55         227
   65         172
   75         138

For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
  ---      ----------        ---      ----------        ---      ----------
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

The premium limit under the Guideline Premium/Cash Value Corridor Test varies by the amount of the death benefit, the certificate year, age and underwriting class of the insured as well as the charges under the certificate. You may call us at 1-800-815-7636, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. No underwriting commissions have been paid to or retained by Securian Financial Services, Inc.

Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, and a 0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate and a maximum sales charge of 5%. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. The assumed cost of insurance charges are detailed on the illustrations. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses of the Fund assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown in the Fund's prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as shown in the Fund's prospectus. The average annual expense number used in the illustrations (0.98 percent) does not include waivers, reductions, and reimbursements as detailed in the footnotes to the expense table and the prospectus of the Funds. We do not expect any changes to the voluntary absorption of expenses policy in the current year. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -0.98 percent, 4.97 percent and 10.91 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now to produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Securian Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no withdrawals have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-815-7636 or write to us at: Securian Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)               6% GROSS(2)                12% GROSS(2)
                                     (-0.98% NET)(3)           (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH        ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT       VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------      ---------     ---------

   1         46       1,800          1,459      100,000        1,506       100,000         1,552        100,000
   2         47       1,800          2,895      100,000        3,078       100,000         3,265        100,000
   3         48       1,800          4,297      100,000        4,708       100,000         5,144        100,000
   4         49       1,800          5,677      100,000        6,411       100,000         7,220        100,000
   5         50       1,800          7,047      100,000        8,202       100,000         9,529        100,000
   6         51       1,800          8,385      100,000       10,065       100,000        12,073        100,000
   7         52       1,800          9,681      100,000       11,993       100,000        14,869        100,000
   8         53       1,800         10,946      100,000       14,001       100,000        17,958        100,000
   9         54       1,800         12,161      100,000       16,073       100,000        21,354        100,000
  10         55       1,800         13,327      100,000       18,216       100,000        25,095        100,000

  15         60       1,800         18,148      100,000       29,890       100,000        50,419        100,000
  20         65       1,800         21,044      100,000       43,560       100,000        93,240        111,888
  25         70       1,800         21,623      100,000       60,303       100,000       164,941        189,682
  30         75       1,800         14,936      100,000       80,648       100,000       282,710        296,846
  35         80       1,800              0      100,000      108,880       114,324       477,486        501,360
  40         85       1,800              0      100,000      144,245       151,458       789,956        829,453
  45         90       1,800              0      100,000      185,268       194,531     1,279,826      1,343,817
  50         95       1,800              0      100,000      236,988       239,358     2,080,888      2,101,697

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)               6% GROSS(2)                  12% GROSS(2)
                                     (-0.98% NET)(3)           (4.97% NET)(3)               (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1         56       3,000          2,308     100,000        2,382        100,000           2,456       100,000
   2         57       3,000          4,524     100,000        4,812        100,000           5,106       100,000
   3         58       3,000          6,663     100,000        7,307        100,000           7,991       100,000
   4         59       3,000          8,717     100,000        9,864        100,000          11,131       100,000
   5         60       3,000         10,690     100,000       12,490        100,000          14,560       100,000
   6         61       3,000         12,576     100,000       15,183        100,000          18,309       100,000
   7         62       3,000         14,376     100,000       17,953        100,000          22,423       100,000
   8         63       3,000         16,086     100,000       20,800        100,000          26,945       100,000
   9         64       3,000         17,718     100,000       23,745        100,000          31,943       100,000
  10         65       3,000         19,255     100,000       26,780        100,000          37,470       100,000

  15         70       3,000         25,576     100,000       43,791        100,000          76,281       100,000
  20         75       3,000         25,542     100,000       62,788        100,000         143,737       150,923
  25         80       3,000         12,060     100,000       86,315        100,000         255,551       268,328
  30         85       3,000              0     100,000      121,874        127,968         435,245       457,008
  35         90       3,000              0     100,000      164,364        172,583         717,397       753,267
  40         95       3,000              0     100,000      217,804        219,982       1,178,764     1,190,552

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.98% NET)(3)            (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH          ACCOUNT       DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1        46        1,800         1,170      100,000         1,208      100,000           1,245       100,000
   2        47        1,800         2,301      100,000         2,447      100,000           2,596       100,000
   3        48        1,800         3,389      100,000         3,716      100,000           4,064       100,000
   4        49        1,800         4,435      100,000         5,017      100,000           5,660       100,000
   5        50        1,800         5,434      100,000         6,346      100,000           7,396       100,000
   6        51        1,800         6,383      100,000         7,703      100,000           9,285       100,000
   7        52        1,800         7,277      100,000         9,083      100,000          11,340       100,000
   8        53        1,800         8,110      100,000        10,484      100,000          13,577       100,000
   9        54        1,800         8,877      100,000        11,901      100,000          16,013       100,000
  10        55        1,800         9,571      100,000        13,330      100,000          18,668       100,000

  15        60        1,800        11,860      100,000        20,636      100,000          36,348       100,000
  20        65        1,800        11,429      100,000        27,809      100,000          65,755       100,000
  25        70        1,800         6,246      100,000        33,653      100,000         117,239       134,825
  30        75        1,800             0      100,000        35,914      100,000         202,721       212,857
  35        80        1,800             0      100,000        28,069      100,000         344,758       361,995
  40        85        1,800             0      100,000             0      100,000         573,144       601,801
  45        90        1,800             0      100,000             0      100,000         931,291       977,855
  50        95        1,800             0      100,000             0      100,000       1,516,947     1,532,117


(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                  -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.98% NET)(3)            (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH          ACCOUNT      DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)     BENEFIT
------      ---      -------      --------     -------      --------      -------        --------     -------
   1        56        3,000          1,730     100,000         1,786      100,000           1,841     100,000
   2        57        3,000          3,377     100,000         3,593      100,000           3,814     100,000
   3        58        3,000          4,939     100,000         5,422      100,000           5,935     100,000
   4        59        3,000          6,414     100,000         7,271      100,000           8,220     100,000
   5        60        3,000          7,793     100,000         9,136      100,000          10,684     100,000
   6        61        3,000          9,072     100,000        11,013      100,000          13,346     100,000
   7        62        3,000         10,238     100,000        12,892      100,000          16,222     100,000
   8        63        3,000         11,274     100,000        14,760      100,000          19,330     100,000
   9        64        3,000         12,163     100,000        16,603      100,000          22,691     100,000
  10        65        3,000         12,893     100,000        18,412      100,000          26,338     100,000

  15        70        3,000         13,715     100,000        26,698      100,000          50,714     100,000
  20        75        3,000          7,073     100,000        32,018      100,000          94,433     100,000
  25        80        3,000              0     100,000        28,729      100,000         173,553     182,230
  30        85        3,000              0     100,000           624      100,000         301,055     316,107
  35        90        3,000              0     100,000             0      100,000         501,434     526,506
  40        95        3,000              0     100,000             0      100,000         829,079     837,370

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                  -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.98% NET)(3)            (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1        46        1,800          1,553      51,553         1,603       51,603           1,652        51,652
   2        47        1,800          3,085      53,085         3,280       53,280           3,478        53,478
   3        48        1,800          4,590      54,590         5,027       55,027           5,491        55,491
   4        49        1,800          6,075      56,075         6,855       56,855           7,717        57,717
   5        50        1,800          7,545      57,545         8,774       58,774          10,185        60,185
   6        51        1,800          8,989      58,989        10,776       60,776          12,911        62,911
   7        52        1,800         10,401      60,401        12,859       62,859          15,914        65,914
   8        53        1,800         11,787      61,787        15,033       65,033          19,232        69,232
   9        54        1,800         13,135      63,135        17,291       67,291          22,887        72,887
  10        55        1,800         14,447      64,447        19,635       69,635          26,915        76,915

  15        60        1,800         20,274      70,274        32,622       82,622          54,016       104,016
  20        65        1,800         24,691      74,691        47,865       97,865          97,986       147,986
  25        70        1,800         27,449      77,449        65,618      115,618         169,849       219,849
  30        75        1,800         25,764      75,764        83,375      133,375         284,957       334,957
  35        80        1,800         16,535      66,535        97,169      147,169         467,902       517,902
  40        85        1,800              0      50,000       102,031      152,031         760,271       810,271
  45        90        1,800              0      50,000        91,061      141,061       1,228,742     1,290,179
  50        95        1,800              0      50,000        53,700      103,700       1,983,469     2,033,469

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                12% GROSS(2)
                                     (-0.98% NET)(3)            (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------        --------     ---------
   1        56        3,000          2,541      52,541         2,623       52,623           2,703        52,703
   2        57        3,000          5,015      55,015         5,332       55,332           5,656        55,656
   3        58        3,000          7,430      57,430         8,140       58,140           8,894        58,894
   4        59        3,000          9,779      59,779        11,044       61,044          12,440        62,440
   5        60        3,000         12,063      62,063        14,048       64,048          16,329        66,329
   6        61        3,000         14,278      64,278        17,153       67,153          20,590        70,590
   7        62        3,000         16,423      66,423        20,363       70,363          25,266        75,266
   8        63        3,000         18,493      68,493        23,676       73,676          30,395        80,395
   9        64        3,000         20,496      70,496        27,105       77,105          36,033        86,033
  10        65        3,000         22,419      72,419        30,643       80,643          42,222        92,222

  15        70        3,000         30,832      80,832        50,119      100,119          83,752       133,752
  20        75        3,000         34,531      84,531        70,072      120,072         147,956       197,956
  25        80        3,000         30,428      80,428        86,663      136,663         245,482       295,482
  30        85        3,000         15,486      65,486        95,090      145,090         394,509       444,509
  35        90        3,000              0      50,000        88,663      138,663         624,802       674,802
  40        95        3,000              0      50,000        57,091      107,091         984,402     1,034,402

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                12% GROSS(2)
                                     (-0.98% NET)(3)            (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH       ACCOUNT        DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------       ---------     ---------
   1        46        1,800          1,390      51,390         1,435       51,435           1,479        51,479
   2        47        1,800          2,750      52,750         2,923       52,923           3,101        53,101
   3        48        1,800          4,077      54,077         4,466       54,466           4,880        54,880
   4        49        1,800          5,372      55,372         6,066       56,066           6,832        56,832
   5        50        1,800          6,632      56,632         7,722       57,722           8,974        58,974
   6        51        1,800          7,856      57,856         9,435       59,435          11,323        61,323
   7        52        1,800          9,040      59,040        11,205       61,205          13,898        63,898
   8        53        1,800         10,180      60,180        13,030       63,030          16,722        66,722
   9        54        1,800         11,274      61,274        14,908       64,908          19,815        69,815
  10        55        1,800         12,319      62,319        16,840       66,840          23,205        73,205

  15        60        1,800         16,738      66,738        27,312       77,312          45,765        95,765
  20        65        1,800         19,434      69,434        38,920       88,920          81,633       131,633
  25        70        1,800         19,515      69,515        50,846      100,846         138,528       188,528
  30        75        1,800         15,643      65,643        61,517      111,517         228,820       278,820
  35        80        1,800          5,390      55,390        67,544      117,544         371,623       421,623
  40        85        1,800              0      50,000        64,078      114,078         598,470       648,470
  45        90        1,800              0      50,000        42,496       92,496         959,352     1,009,352
  50        95        1,800              0      50,000             0       50,000       1,537,899     1,587,899

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -
                                       0% GROSS(2)                6% GROSS(2)                 12% GROSS(2)
                                     (-0.98% NET)(3)            (4.97% NET)(3)              (10.91% NET)(3)
END OF      ATT      ANNUAL        ACCOUNT      DEATH        ACCOUNT       DEATH         ACCOUNT        DEATH
POL YR      AGE      PREMIUM      VALUE(4)     BENEFIT      VALUE(4)      BENEFIT        VALUE(4)      BENEFIT
------      ---      -------      --------     -------      --------      -------        -------       -------
   1        56        3,000          2,220      52,220         2,292       52,292          2,362        52,362
   2        57        3,000          4,376      54,376         4,653       54,653          4,936        54,936
   3        58        3,000          6,466      56,466         7,086       57,086          7,743        57,743
   4        59        3,000          8,488      58,488         9,589       59,589         10,806        60,806
   5        60        3,000         10,437      60,437        12,163       62,163         14,146        64,146
   6        61        3,000         12,309      62,309        14,804       64,804         17,789        67,789
   7        62        3,000         14,098      64,098        17,509       67,509         21,759        71,759
   8        63        3,000         15,792      65,792        20,270       70,270         26,081        76,081
   9        64        3,000         17,383      67,383        23,077       73,077         30,782        80,782
  10        65        3,000         18,863      68,863        25,926       75,926         35,895        85,895

  15        70        3,000         24,400      74,400        40,599       90,599         69,096       119,096
  20        75        3,000         25,723      75,723        54,771      104,771        119,629       169,629
  25        80        3,000         20,416      70,416        65,258      115,258        195,711       245,711
  30        85        3,000          5,660      55,660        67,474      117,474        310,594       360,594
  35        90        3,000              0      50,000        53,133      103,133        483,592       533,592
  40        95        3,000              0      50,000        11,477       61,477        747,042       797,042

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY SECURIAN LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS

The financial statements of Securian Life Insurance Company included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing. The report dated June 21, 2006 on the financial statements of Securian Life Insurance Company refers to the adoption, effective January 1, 2004, of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The separate account was established on December 1, 2004 and no variable universal life insurance sales have yet occurred; therefore, there are no separate account financial statements available.

                         SECURIAN LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2005, 2004 AND 2003

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Securian Life Insurance Company:

We have audited the accompanying balance sheets of Securian Life Insurance Company (the Company) as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Securian Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

KPMG LLP
Minneapolis, Minnesota

June 21, 2006

                         SECURIAN LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                                                                       2005           2004
                                                                   ------------   -----------
ASSETS
   Fixed maturity securities: available-for-sale,
      at fair value (amortized cost $13,695,026 and $13,837,527)   $ 13,794,497   $14,316,628
   Policy loans                                                          56,331        54,537
                                                                   ------------   -----------
         Total investments                                           13,850,828    14,371,165

   Cash and cash equivalents                                        102,261,372     1,349,250
   Deferred policy acquisition costs                                    168,204       132,806
   Accrued investment income                                            193,074       205,829
   Premiums and fees receivable                                          93,678         3,385
   Income tax asset:
      Current                                                                --       241,098
   Securities in transit                                                 10,188        49,375
   Reinsurance recoverables                                              20,946        27,147
   Other assets                                                         483,998           815
                                                                   ------------   -----------
            Total assets                                           $117,082,288   $16,380,870
                                                                   ============   ===========
LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Policy and contract account balances                            $  1,121,527   $ 1,143,632
   Future policy and contract benefits                                  174,633       184,306
   Pending policy and contract claims                                   851,389        51,644
   Other policyholder funds                                             331,214        22,144
   Policyholder dividends payable                                        41,049        40,013
   Unearned policies and fees                                            83,095        35,168
   General insurance expenses and taxes                                 263,629       762,684
   Income tax liability:
      Current                                                            24,454            --
      Deferred                                                           13,191       100,539
   Payable to affiliates                                                 20,151        89,715
   Other liabilities                                                    162,770       157,456
                                                                   ------------   -----------
         Total liabilities                                            3,087,102     2,587,301
                                                                   ------------   -----------

   Stockholder's equity:
      Common stock $1 par value, 5,000,000 shares authorized,
         2,500,000 issued and outstanding                             2,500,000     2,500,000
      Additional paid in capital                                    104,200,406     3,800,406
      Accumulated other comprehensive income                             72,956       292,817
      Retained earnings                                               7,221,824     7,200,346
                                                                   ------------   -----------
         Total stockholder's equity                                 113,995,186    13,793,569
                                                                   ------------   -----------
            Total liabilities and stockholder's equity             $117,082,288   $16,380,870
                                                                   ============   ===========

See accompanying notes to financial statements.

                         SECURIAN LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

                                                                2005         2004          2003
                                                             ----------   ----------   -----------
Revenues:
   Premiums                                                  $6,569,870   $  219,097   $ 1,418,212
   Policy and contract fees                                      99,813       86,896       114,756
   Net investment income                                        655,665      646,850       827,573
   Net realized investment gains (losses)                        (2,988)      11,440        45,707
                                                             ----------   ----------   -----------
      Total revenues                                          7,322,360      964,283     2,406,248
                                                             ----------   ----------   -----------
Benefits and expenses:
   Policyholder benefits                                      5,664,226      333,948       792,952
   Interest credited to policies and contracts                   54,035       51,875        60,924
   Increase (decrease) in policy reserves                        (6,280)      (3,440)   (2,376,183)
   General operating expenses                                   701,884    1,082,176       357,894
   Commissions                                                  858,656       33,464       159,271
   Administrative and sponsorship fee                                --           --       (35,918)
   Amortization of deferred policy acquisition costs             35,497       19,229        49,895
   Capitalization of deferred policy acquisition costs          (18,703)     (20,182)      (31,597)
   Reserve transfers                                                 --           --     2,575,793
                                                             ----------   ----------   -----------
      Total benefits and expenses                             7,289,315    1,497,070     1,553,031
                                                             ----------   ----------   -----------
         Income (loss) from operations before income taxes       33,045     (532,787)      853,217
                                                             ----------   ----------   -----------
Income tax expense (benefit):
   Current                                                      (19,469)    (211,128)      293,190
   Deferred                                                      31,036       29,040         1,036
                                                             ----------   ----------   -----------
      Total income tax expense (benefit)                         11,567     (182,088)      294,226
                                                             ----------   ----------   -----------
         Net income (loss)                                   $   21,478   $ (350,699)  $   558,991
                                                             ==========   ==========   ===========

See accompanying notes to financial statements.

                         SECURIAN LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                                                       ACCUMULATED
                                                                        ADDITIONAL        OTHER                        TOTAL
                                                            COMMON        PAID IN     COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                             STOCK        CAPITAL         INCOME       EARNINGS        EQUITY
                                                          ----------   ------------   -------------   ----------   -------------
2003:
   Balance, beginning of year                             $2,500,000   $  3,800,406     $ 683,524     $6,992,054   $ 13,975,984
      Comprehensive income:
         Net income                                               --             --            --        558,991        558,991
         Other comprehensive income (loss)                        --             --      (195,381)            --       (195,381)
                                                                                                                   ------------
            Total comprehensive income                                                                                  363,610
                                                          ----------   ------------     ---------     ----------   ------------
   Balance, end of year                                   $2,500,000   $  3,800,406     $ 488,143     $7,551,045   $ 14,339,594
                                                          ==========   ============     =========     ==========   ============
2004:
   Balance, beginning of year                             $2,500,000   $  3,800,406     $ 488,143     $7,551,045   $ 14,339,594
      Comprehensive income:
         Net loss                                                 --             --            --       (350,699)      (350,699)
         Other comprehensive income (loss)                        --             --      (195,326)            --       (195,326)
                                                                                                                   ------------
            Total comprehensive income (loss)                                                                          (546,025)
                                                          ----------   ------------     ---------     ----------   ------------
   Balance, end of year                                   $2,500,000   $  3,800,406     $ 292,817     $7,200,346   $ 13,793,569
                                                          ==========   ============     =========     ==========   ============
2005:
   Balance, beginning of year                             $2,500,000   $  3,800,406     $ 292,817     $7,200,346   $ 13,793,569
      Comprehensive income:
         Net income                                               --             --            --         21,478         21,478
         Other comprehensive income (loss)                        --             --      (219,861)            --       (219,861)
                                                                                                                   ------------
            Total comprehensive income (loss)                                                                          (198,383)
            Contributions to additional paid in capital           --    100,400,000            --             --    100,400,000
                                                          ----------   ------------     ---------     ----------   ------------
   Balance, end of year                                   $2,500,000   $104,200,406     $  72,956     $7,221,824   $113,995,186
                                                          ==========   ============     =========     ==========   ============

See accompanying notes to financial statements.

                         SECURIAN LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

                                                                        2005           2004          2003
                                                                    ------------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                   $     21,478   $  (350,699)  $   558,991
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
   Interest credited to annuity and insurance contracts                   43,022        42,000        42,717
   Fees deducted from policy and contract balances                      (194,801)     (185,255)     (193,910)
   Change in future policy and contract benefits                          (9,673)      (11,373)   (2,832,214)
   Change in pending policy and contract claims                          799,745        49,770      (196,729)
   Change in other policyholder funds                                    309,070        21,090        (9,168)
   Amortization of deferred policy acquisition cost                       35,497        19,229        49,895
   Capitalization of policy acquisition costs                            (18,703)      (20,182)      (31,597)
   Change in premiums and fees receivable                                (53,173)       (2,383)     (225,692)
   Deferred tax provision                                                 31,036        29,040         1,036
   Change in federal income tax recoverables (payables) - current        265,552      (221,895)      380,451
   Change in accrued general insurance expenses and taxes               (499,055)      762,201      (156,408)
   Net realized investment (gains) losses                                  2,988       (11,440)      (45,707)
   Change in accrued investment income                                    12,755        19,756        24,036
   Change in other assets                                               (483,182)          (18)       10,995
   Change in intercompany payables                                       (69,564)       77,891        (5,327)
   Change in other liabilities                                             5,313       162,609       (75,174)
   Change in reinsurance recoverables                                      6,201         8,012       562,930
   Other, net                                                              1,035          (242)          842
                                                                    ------------   -----------   -----------
      Net cash provided by (used in) operating activities                205,541       388,111    (2,140,033)
                                                                    ------------   -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from fixed maturity securities sold                             208,147       401,397     3,729,338
Proceeds from fixed maturity securities matured or repaid              2,181,766     1,513,560     2,643,224
Cost of fixed maturity securities acquired                            (2,299,122)   (2,784,279)   (3,765,390)
Change in securities in transit                                           39,187       (38,562)           --
Change in policy loans                                                    (1,794)      110,767         6,041
Premium amortization and discount accretion                               48,722        86,425        58,309
                                                                    ------------   -----------   -----------

      Net cash provided by (used for) investing activities               176,906      (710,692)    2,671,522
                                                                    ------------   -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts                     267,778       279,375       289,883
Withdrawals from annuity and insurance contracts                        (138,103)      (91,647)     (120,946)
Capital contribution from parent                                     100,400,000            --            --
                                                                    ------------   -----------   -----------
      Net cash provided by financing activities                      100,529,675       187,728       168,937
                                                                    ------------   -----------   -----------
   Net (decrease) increase in cash and cash equivalents              100,912,122      (134,853)      700,426
Cash and cash equivalents, beginning of year                           1,349,250     1,484,103       783,677
                                                                    ------------   -----------   -----------
Cash and cash equivalents, end of year                              $102,261,372   $ 1,349,250   $ 1,484,103
                                                                    ============   ===========   ===========

See accompanying notes to financial statements.

                         SECURIAN LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2005, 2004 AND 2003

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     Securian Life Insurance Company (the Company) is organized under the laws of the State of Minnesota as a stock life company and is licensed as a life and health insurer. On April 1, 2003, ownership of the Company was transferred from Minnesota Life Insurance Company (Minnesota Life) to Securian Financial Group, Inc. in the form of a dividend.

     On December 30, 2005, ownership of the Company was transferred from Securian Financial Group, Inc. to Minnesota Life Insurance Company in the form of a capital contribution. Minnesota Life is a wholly-owned life insurance company of Securian Financial Group, Inc. Securian Financial Group, Inc. is an intermediate stock holding company held by a mutual holding company, Minnesota Mutual Companies, Inc. which was created in 1998.

     The Company received a capital contribution in the form of cash from its parent company, Minnesota Life, in the amount of $100,400,000 on December 30, 2005. The capital contribution was required as part of a filing by the Company to be authorized to sell business in the state of New York. On January 3, 2006, a subsequent capital contribution in the form of cash was made in the amount of $400,000 related to the same filing requirement. The Company anticipates offering traditional products including accident and health and group life, as well as nontraditional products, including group universal and variable life and deferred annuities in states where the Company is authorized to do business.

     The Company employs a strategy of providing effective service for its existing business while working to maintain profitability. The Company has divided its businesses into strategic business units, which focus on various markets: Individual Financial Security, Retirement Savings, Group Dental Insurance, and Group Insurance. Individual Financial Security services a closed block of individual life products and Retirement Savings services a closed block of individual annuities and supplemental contracts.

     During 2003, all of the Group Life and A & H policies of the Company were not renewed. Most of these policies then became immediately effective with Minnesota Life. This transaction resulted in decreases of inforce of approximately $271,107,000, life reserve liabilities of approximately $1,700,000, A & H reserve liabilities of approximately $1,300,000, and a decrease in policy and contract claims liabilities of approximately $238,000.

     In September of 2003, the Company formed a joint venture partnership with DeCare Analytics, LLC, an unaffiliated party, to market group dental insurance products. During 2004, the first dental cases were sold to small to mid-size employer groups. By the end of 2005, dental products were approved in thirty six states and the District of Columbia.

     Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's corporate product line, for the years ended December 31 were as follows:

                                   2005        2004        2003
                                ----------   --------   ----------
Individual Financial Security   $  168,682   $261,139   $  350,534
Group Dental Insurance           7,139,685    649,420           --
Group Insurance                         --         --    1,973,311
Retirement Savings                  13,993     53,724       82,403
                                ----------   --------   ----------
Total                           $7,322,360   $964,283   $2,406,248
                                ==========   ========   ==========

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, impairment losses on investments and federal income taxes. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life products, which include term insurance, are credited to revenue when due. For accident and health, premiums are credited to revenue over the contract period as earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the financial statements that are not yet paid are included in premiums and fees receivable on the balance sheets.

     Certain nontraditional life products, specifically individual adjustable life insurance policies, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker dealer survey values or internal estimates.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were lower than the effective portfolio rate.

     Fair values of fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not based on quoted market prices (generally private placement securities and securities that do not trade regularly) an internally developed pricing model using a commercial software application is most often used. The internally developed pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities for which quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained from the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2005, 100% of the fair values of fixed maturity securities were obtained from quoted market prices.

     The Company recognizes interest income as earned, net of related investment expenses.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined on the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments.

     Under the Company's accounting policy for debt securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time. For debt securities, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt securities, an other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including but not limited to, the current fair value as compared to the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Other-than-temporary impairments are recorded to reduce the cost of the investment to fair value. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment. There were no impairments recognized by the Company during 2005, 2004, and 2003.

     RISKS

     The following is a description of the most significant risks facing the
     Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities, or other parties, including reinsurers, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company actively monitors and manages exposures, determines whether securities are impaired and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents with high quality financial institutions and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Concentration of credit risk with respect to fixed maturity securities is limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering various products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies where a company has ceded a portion of its underwriting risk may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life business. These contracts are generally immaterial to the Company's results of operations. The Company monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition testing at least annually.

     For traditional life, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products, DAC are amortized with interest over the expected lives of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, and investment returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

     Changes in actuarial assumptions can have a significant impact on the amount of DAC reported for nontraditional life and the related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised to reflect management's best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the consolidated statements of operations. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 9. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life products. The reserves were calculated based on industry mortality experience and conservative assumptions regarding investment yields.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are generally recognized as expenses when declared by the Board of Directors and up to one year in advance of the payout dates. At December 31, 2005 and 2004, the total participating business in force was $16,908,000 and $18,463,000, respectively. As a percentage of total life insurance in force, participating business in force represents 96% and 100% at December 31, 2005 and 2004, respectively.

     INCOME TAXES

     The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the financial statements. Any such change could significantly affect the amounts reported in the statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     NEW PRONOUNCEMENTS

     In November 2005, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-then-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary impairment policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, the American Institute of Certified Public Accountants Accounting Standards Executive Committee issued Statement of Position 05-1, (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently evaluating the effect of this statement on its results of operations and its financial position.

     In May 2005, the FASB issued Statement No. 154, (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company expects no material impact to its results of operations or financial position due to the adoption of FAS 154.

     In December 2004, the FASB issued Statement No. 153, (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company expects no material impact to its results of operations or financial position due to the adoption of FAS 153.

     In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS (EITF 03-1), which was issued on October 23, 2003. The Company revised its method of calculating the impairment of securities based on this additional guidance. Other-than-temporary impairments reduce the value of the investment to fair value.

     On September 8, 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, which delayed the effectiveness of the related paragraphs in EITF 03-1, with the exception of certain disclosure requirements.

     In June 2004, the FASB issued FSP 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (FAS 97), Permit or Require Accrual of an Unearned Revenue Liability (FSP FAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP FAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in FAS 97 to situations in which profits are expected to be followed by losses. Although SOP 03-1 requires URR in certain situations where profits are followed by losses, it does not restrict the calculation of URR to only those situations. The adoption of FSP FAS 97-1 had no material impact to the results of operations or financial position of the Company.

     Effective January 1, 2004, the Company adopted SOP 03-1. This statement provides guidance on the classification, valuation and accounting for nontraditional long-duration contract liabilities, the accounting for contracts with guaranteed minimum death benefits (GMDB), the accounting for sales inducements, and separate account presentation and valuation. SOP 03-1 requires companies to evaluate the significance of certain guarantees in products such as GMDB to determine whether a contract should be accounted for as an investment or insurance contract. The adoption of SOP 03-1 had no material impact to the results of operations or financial position of the Company.

     In December 2003, the FASB issued Statement No. 132, revised 2003, (FAS
     132), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POST RETIREMENT BENEFITS, which amends disclosure requirements for pension plans and other post retirement benefit plans, effective for nonpublic entities for fiscal years ending after June 15, 2004. The adoption of FAS 132 on January 1, 2004, did not have an impact on the results of operations or financial position of the Company.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law on December 8, 2003. In accordance with FASB Staff Position (FSP) FAS 106-1, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-1), issued in January 2004, the Company elected to defer accounting for the effects of the Act until the FASB issued guidance on how to account for the provisions of the Act. In May 2004, the FASB issued FSP FAS 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 (FSP FAS 106-2), which superseded FSP FAS 106-1 and provided guidance on accounting and disclosures related to the Act. The adoption of FSP FAS 106-2 did not have an impact on the results of operations or financial position of the Company.

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

                               2005       2004       2003
                             --------   --------   --------
Fixed maturity securities    $654,257   $662,576   $843,358
Policy loans                    4,296      9,394     12,406
Cash equivalents               37,018     12,971     10,119
Other invested assets             614        646        826
                             --------   --------   --------
   Gross investment income    696,185    685,587    866,709
   Investment expense          40,520     38,737     39,136
                             --------   --------   --------
   Total                     $655,665   $646,850   $827,573
                             ========   ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

                              2005      2004      2003
                            -------   -------   -------
Fixed maturity securities   $(2,988)  $11,440   $45,707
                            -------   -------   -------
   Total                    $(2,988)  $11,440   $45,707
                            =======   =======   =======

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities for the years ended December 31 were as follows:

                                                   2005      2004      2003
                                                 -------   -------   --------
Fixed maturity securities, available-for-sale:
   Gross realized gains                          $ 5,511   $11,514   $ 99,927
   Gross realized losses                          (8,499)      (74)   (54,220)

     Net accumulated unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

                                                     2005        2004
                                                  ---------   ---------
Gross unrealized gains                            $ 261,103   $ 495,912
Gross unrealized losses                            (161,632)    (16,812)
Adjustment to deferred policy acquisition costs      16,103     (36,089)
Adjustment to unearned policy and contract fees      (3,334)      7,473
                                                  ---------   ---------
                                                    112,240     450,484
Deferred federal income taxes                       (39,284)   (157,667)
                                                  ---------   ---------
   Net unrealized gains                           $  72,956   $ 292,817
                                                  =========   =========

     The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:

                                                        GROSS UNREALIZED
                                         AMORTIZED    -------------------       FAIR
DECEMBER 31, 2005                           COST        GAINS     LOSSES       VALUE
-------------------------------------   -----------   --------   --------   -----------
United States government                $ 4,802,036   $106,699   $ 66,466   $ 4,842,269
Agencies not backed by the full faith
   and credit of the U.S. government      2,765,717         --     43,998     2,721,719
Corporate securities                      6,127,273    154,404     51,168     6,230,509
                                        -----------   --------   --------   -----------
   Total fixed maturities               $13,695,026   $261,103   $161,632   $13,794,497
                                        ===========   ========   ========   ===========

                                                       GROSS UNREALIZED
                                         AMORTIZED    ------------------       FAIR
DECEMBER 31, 2004                           COST        GAINS     LOSSES      VALUE
-------------------------------------   -----------   --------   -------   -----------
United States government                $ 5,025,329   $136,168   $14,120   $ 5,147,377
Agencies not backed by the full faith
   and credit of the U.S. government      2,765,425     10,616        --     2,776,041
Corporate securities                      6,046,773    349,128     2,691     6,393,210
                                        -----------   --------   -------   -----------
   Total fixed maturities               $13,837,527   $495,912   $16,811   $14,316,628
                                        ===========   ========   =======   ===========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             AVAILABLE-FOR-SALE
                                         -------------------------
                                          AMORTIZED        FAIR
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $ 1,950,021   $ 1,953,539
Due after one year through five years      7,503,881     7,517,042
Due after five years through ten years     3,412,746     3,358,369
Due after ten years                          828,378       965,547
                                         -----------   -----------
   Total                                 $13,695,026   $13,794,497
                                         ===========   ===========

     The Company had certain investments with a reported fair value lower than the cost of the investment as follows:

                                                                  UNREALIZED
DECEMBER 31, 2005                       FAIR VALUE      COST        LOSSES
-------------------------------------   ----------   ----------   ----------
US government securities
   Less than 12 months                  $2,638,042   $2,672,463     $34,421
   Greater than 12 months                1,385,415    1,417,460      32,045
Agencies not backed by the full faith
   and credit of the U.S. government
   Less than 12 months                   2,721,719    2,765,717      43,998
   Greater than 12 months                       --           --          --
Corporate securities
   Less than 12 months                   2,305,144    2,350,432      45,288
   Greater than 12 months                  243,996      249,876       5,880

                                                                  UNREALIZED
DECEMBER 31, 2004                       FAIR VALUE      COST        LOSSES
-------------------------------------   ----------   ----------   ----------
US government securities
   Less than 12 months                  $2,428,733   $2,442,853     $14,120
   Greater than 12 months                       --           --          --
Agencies not backed by the full faith
   and credit of the U.S. government
   Less than 12 months                          --           --          --
   Greater than 12 months                       --           --          --
Corporate securities
   Less than 12 months                     466,725      469,416       2,691
   Greater than 12 months                       --           --          --

     Unrealized losses on fixed maturity securities are generally interest related rather than credit related.

     At December 31, 2005 and 2004, fixed maturity securities with a carrying value of $4,449,651 and $4,234,099 respectively, were on deposit with various regulatory authorities as required by law.

(4)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

                                                        2005       2004       2003
                                                      -------   ---------   --------
Computed tax expense (benefit)                        $11,566   $(186,476)  $298,626
Difference between computed and actual tax expense:                               --
   Provision to return adjustment                          --       4,388     (4,388)
   Expense adjustments and other                            1          --        (11)
                                                      -------   ---------   --------
      Total tax expense (benefit)                     $11,567   $(182,088)  $294,226
                                                      =======   =========   ========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                             2005       2004
                                           --------   --------
Deferred tax assets:
   Policyholder dividends                  $ 14,367   $ 14,005
   Policyholder reserves                      4,488      1,708
   Tax deferred policy acquisition costs     73,211     96,365
   Other                                        199         --
                                           --------   --------
      Gross deferred tax assets              92,265    112,078
                                           --------   --------

Deferred tax liabilities:
   Deferred policy acquisition costs         44,293     34,173
   Premiums                                   9,749         --
   Basis difference on investments           14,226      8,811
   Net unrealized capital gains              34,815    167,685
   Other                                      2,373      1,948
                                           --------   --------
      Gross deferred tax liabilities        105,456    212,617
                                           --------   --------
         Net deferred tax liability        $ 13,191   $100,539
                                           ========   ========

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2005 and 2004 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid (received) for the years ended December 31, 2005, 2004, and 2003, were $(285,021), $10,767 and $(87,262), respectively.

     The consolidated tax returns for Minnesota Mutual Companies, Inc. and subsidiaries for 2003 and 2004 are currently under examination by the Internal Revenue Service. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

(5) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM ADJUSTMENT EXPENSES

     The liability for unpaid accident and health claims, reserve for losses and claim adjustment expenses is included in future policy and contract benefits, pending policy and contract claims, and other liabilities on the balance sheets.

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim adjustment expenses is summarized as follows:

                                       2005        2004        2003
                                    ----------   --------   ----------
Balance at January 1                $   50,000   $     --   $1,631,852
   Less: reinsurance recoverable            --         --      547,875
                                    ----------   --------   ----------
Net balance at January 1                50,000         --    1,083,977
                                    ----------   --------   ----------
Incurred related to:
   Current year                      5,615,294    162,482           37
   Prior years                          39,383         --        5,682
                                    ----------   --------   ----------
Total incurred                       5,654,677    162,482        5,719
                                    ----------   --------   ----------
Paid related to:
   Current year                      4,815,294    112,482           37
   Prior years                          39,383         --       93,345
                                    ----------   --------   ----------
Total paid                           4,854,677    112,482       93,382

Group disability transfer                   --         --     (996,314)

Net balance at December 31             850,000     50,000           --
   Plus: reinsurance recoverable            --         --           --
                                    ----------   --------   ----------
Balance at December 31              $  850,000   $ 50,000   $       --
                                    ==========   ========   ==========

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim adjustment expenses incurred increased by $39,383 in 2005, did not change in 2004, and decreased by $5,682 in 2003. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

(6)  REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's financial statements reflect the effects of ceded reinsurance transactions. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

                         2005        2004        2003
                      ----------   --------   ----------
Direct premiums       $6,590,054   $239,055   $1,557,623
Reinsurance assumed           --         --           --
Reinsurance ceded        (20,184)   (19,958)    (139,411)
                      ----------   --------   ----------
   Net premiums       $6,569,870   $219,097   $1,418,212
                      ==========   ========   ==========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the statement of operations were $0, $0, and $80,129 during 2005, 2004 and 2003, respectively.

(7)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2005 and 2004. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities. The carrying amounts for policy loans, cash, and cash equivalents approximate the assets' fair values.

     The fair values of deferred annuities which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2005 and 2004 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                        2005                         2004
                            ---------------------------   -------------------------
                              CARRYING         FAIR         CARRYING        FAIR
                               AMOUNT          VALUE         AMOUNT        VALUE
                            ------------   ------------   -----------   -----------
Fixed maturity securities
   Available-for-sale       $ 13,794,497   $ 13,794,497   $14,316,628   $14,316,628
Policy loans                      56,331         56,331        54,537        54,537
Cash and cash equivalents    102,261,372    102,261,372     1,349,250     1,349,250
                            ------------   ------------   -----------   -----------
   Total financial assets   $116,112,200   $116,112,200   $15,720,415   $15,720,415
                            ============   ============   ===========   ===========

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                            2005                  2004
                                    -------------------   -------------------
                                    CARRYING     FAIR     CARRYING     FAIR
                                     AMOUNT      VALUE     AMOUNT      VALUE
                                    --------   --------   --------   --------
Deferred annuities                  $103,173   $103,173   $210,246   $210,321
Supplementary contracts without
      life contingencies              68,438     68,438     65,814     65,814
                                    --------   --------   --------   --------
      Total financial liabilities   $171,611   $171,611   $276,060   $276,135
                                    ========   ========   ========   ========

(8)  RELATED PARTY TRANSACTIONS

     On December 30, 2005, ownership of the Company was transferred from Securian Financial Group, Inc. to Minnesota Life in the form of a capital contribution. Minnesota Life is a wholly-owned life insurance company of Securian Financial Group, Inc. Securian Financial Group, Inc. is an intermediate stock holding company held by a mutual holding company, Minnesota Mutual Companies, Inc. which was created in 1998.

     The Company received a capital contribution in the form of cash from its parent company, Minnesota Life, in the amount of $100,400,000 on December 30, 2005. The capital contribution was required as part of a filing for the Company to be authorized to sell business in the state of New York. On January 3, 2006, a subsequent capital contribution in the form of cash was made in the amount of $400,000 related to the same filing requirement.

     At December 31, 2004, the Company reported $21,475 as amounts due to the Parent Company, Securian Financial Group, and $68,240 as amounts due to its affiliate Minnesota Life. These amounts have subsequently been settled. As of December 31, 2005, the Company reported $19,621 as amounts due to affiliate, Securian Financial Group, and $530 as amounts due to its parent Company, Minnesota Life Insurance Company.

     The Company contracts with its affiliate, Advantus Capital Management, Inc. for advisory services performed in managing the Company's general account asset portfolios. Amounts paid under this advisory agreement were approximately $36,477, $35,786, and $42,762 in 2005, 2004, and 2003,
     respectively.

     On April 1, 2003, ownership of the Company was transferred from Minnesota Life to Securian Financial Group, Inc., in the form of a dividend.

     During 2003, all of the Group Life and A & H policies of the Company were not renewed. Most of these policies then became immediately effective with Minnesota Life. The Company paid $2,575,793 to Minnesota Life, representing the amount of liabilities the Company was carrying for these policies at the time of termination. Accordingly, no gain or loss was recognized in connection with this transaction.

     Securian Financial Group, Inc. has provided guarantees to certain states to provide additional capital contributions to Securian Life Insurance Company to maintain capital and surplus amounts at the greater of financial admission requirements and risk-based capital requirements.

(9)  OTHER COMPREHENSIVE INCOME (LOSS)

     Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss) and unrealized appreciation (depreciation) on securities.

     The components of comprehensive income (loss), other than net income (loss) are illustrated below:

                                                         2005        2004        2003
                                                      ---------   ---------   ---------
Other comprehensive income (loss), before tax:
   Unrealized gains (losses) on securities            $(382,617)  $(316,199)  $(308,452)
      Reclassification adjustment for
         (gains) losses included in net income            2,988     (11,440)    (45,707)
   Adjustment to deferred policy acquisition costs       52,192      34,224      67,736
   Adjustment to unearned policy and contract fees      (10,807)     (7,087)    (14,164)
                                                      ---------   ---------   ---------
                                                       (338,244)   (300,502)   (300,587)
   Income tax expense (benefit) related to items of
      other comprehensive income                        118,383     105,176     105,206
                                                      ---------   ---------   ---------
   Other comprehensive income (loss), net of tax      $(219,861)  $(195,326)  $(195,381)
                                                      =========   =========   =========

(10) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     Dividend payments by the Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations for the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2005 statutory results, the maximum amount available for the payment of dividends during 2006 by the Company without prior regulatory approval is $11,313,835 after January 1, 2006.

     Other then noted above, there are no restrictions placed on the Company's surplus, including for whom the surplus is being held.

(11) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association.

     At December 31, 2005 and 2004 the amount was immaterial to the financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $986 and $816 as of December 31, 2005 and 2004, respectively. These assets are being amortized over a five-year period.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

(12) STATUTORY FINANCIAL DATA

     The Company domiciled in the state of Minnesota, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the state of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory account practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the National Association of Insurance Commissioners accounting practices. See note 10 for discussion of statutory dividend limitations.

     On a statutory accounting basis, the Company reported net income of $118,400 in 2005, net loss of $(266,997) in 2004, and net income of
     $804,086 in 2003. Statutory surplus was $113,151,756 and $13,118,918 as of
     December 31, 2005 and 2004, respectively.

                         SECURIAN LIFE INSURANCE COMPANY
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2005

                                                                                AS SHOWN
                                                                 FAIR            ON THE
TYPE OF INVESTMENT                               COST (2)       VALUE      BALANCE SHEET (1)
                                               -----------   -----------   ------------------
Fixed maturity securities:
   United States government                    $ 4,802,036   $ 4,842,269       $ 4,842,269
   Agencies not backed by the full faith and
      credit of the U.S. government              2,765,717     2,721,719         2,721,719
   Corporate securities                          6,127,273     6,230,509         6,230,509
                                               -----------   -----------       -----------
      Total fixed maturity securities           13,695,026    13,794,497        13,794,497
                                               -----------   -----------       -----------
   Policy loans                                     56,331        56,331            56,331
                                               -----------   -----------       -----------
Total investments                              $13,751,357   $13,850,828       $13,850,828
                                               ===========   ===========       ===========

(1)  Fair value for fixed maturity securities classified as available-for-sale.

(2) Original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities.

See accompanying report of independent registered public accounting firm.

                         SECURIAN LIFE INSURANCE COMPANY
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

                                      AS OF DECEMBER 31,
                        ---------------------------------------------
                                        FUTURE
                                        POLICY
                                       BENEFITS                OTHER
                                        LOSSES,               POLICY
                          DEFERRED      CLAIMS                CLAIMS
                           POLICY         AND      UNEARNED     AND
                        ACQUISITION   SETTLEMENT   PREMIUMS  BENEFITS
        SEGMENT            COSTS     EXPENSES (1)     (2)     PAYABLE
----------------------  -----------  ------------  --------  --------
2005:
   Life insurance        $ 168,204    $1,066,234    $41,652  $  1,389
   Accident and
      health insurance          --            --     41,443   850,000
   Annuity                      --       229,926         --        --
                         ---------    ----------    -------  --------
                         $ 168,204    $1,296,160    $83,095  $851,389
                         =========    ==========    =======  ========

2004:
   Life insurance        $ 132,806    $  991,377    $35,168  $  1,644
   Accident and
      health insurance          --            --         --    50,000
   Annuity                      --       336,561         --        --
                         ---------    ----------    -------  --------
                         $ 132,806    $1,327,938    $35,168  $ 51,644
                         =========    ==========    =======  ========

2003:
   Life insurance         $ 97,629    $  951,818    $28,565  $  1,874
   Accident and
      health insurance          --            --         --        --
   Annuity                      --       343,021         --        --
                         ---------    ----------    -------  --------
                          $ 97,629    $1,294,839    $28,565  $  1,874
                         =========    ==========    =======  ========




                                              FOR THE YEARS ENDED DECEMBER 31,
                        ---------------------------------------------------------------------------
                                                  BENEFITS,   AMORTIZATION
                                                   CLAIMS,     OF DEFERRED
                          PREMIUM       NET      LOSSES AND      POLICY        OTHER
                          REVENUE   INVESTMENT   SETTLEMENT   ACQUISITION    OPERATING    PREMIUMS
        SEGMENT             (3)       INCOME    EXPENSES (5)      COSTS      EXPENSES   WRITTEN (4)
----------------------  ----------  ----------  ------------  ------------  ----------  -----------
2005:
   Life insurance       $  106,941   $ 53,733    $   45,650     $ 35,497    $   79,557      $--
   Accident and
      health insurance   6,562,742    589,772     5,654,676           --     1,479,844       --
   Annuity                      --     12,160        11,655           --         1,139       --
                        ----------   --------    ----------     --------    ----------      ---
                        $6,669,683   $655,665    $5,711,981     $ 35,497    $1,560,540      $--
                        ==========   ========    ==========     ========    ==========      ===

2004:
   Life insurance       $   95,073   $165,311    $  204,238     $ 19,229    $  100,133      $--
   Accident and
      health insurance     208,369    430,573       162,482           --     1,014,785       --
   Annuity                   2,551     50,966        15,663           --           722       --
                        ----------   --------    ----------     --------    ----------      ---
                           305,993   $646,850    $  382,383     $ 19,229    $1,115,640      $--
                        ==========   ========    ==========     ========    ==========      ===

2003:
   Life insurance       $1,341,672   $677,134    $  855,042     $ 49,895    $  486,357      $--
   Accident and
      health insurance     187,916     81,522       179,882           --        (6,824)      --
   Annuity                   3,380     68,917        18,562           --         1,714       --
                        ----------   --------    ----------     --------    ----------      ---
                        $1,532,968   $827,573    $1,053,486     $ 49,895    $  481,247      $--
                        ==========   ========    ==========     ========    ==========      ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes reserve transfers

See accompanying report of independent registered public accounting firm.

                         SECURIAN LIFE INSURANCE COMPANY
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                                                                 PERCENTAGE
                                                        CEDED TO    ASSUMED FROM                  OF AMOUNT
                                            GROSS         OTHER         OTHER          NET         ASSUMED
                                            AMOUNT      COMPANIES     COMPANIES       AMOUNT       TO NET
                                         -----------   ----------   ------------   -----------   ----------
2005: Life insurance in force            $21,789,000   $4,157,000        $--       $17,632,000      0.0%
                                         ===========   ==========        ===       ===========
      Premiums:
         Life insurance                  $    27,312   $   20,184        $--       $     7,128      0.0%
         Accident and health insurance     6,562,742           --         --         6,562,742      0.0%
         Annuity                                  --           --         --                --      0.0%
                                         -----------   ----------        ---       -----------
            Total premiums               $ 6,590,054   $   20,184        $--       $ 6,569,870      0.0%
                                         ===========   ==========        ===       ===========

2004: Life insurance in force            $24,663,000   $6,200,000        $--       $18,463,000      0.0%
                                         ===========   ==========        ===       ===========
      Premiums:
         Life insurance                  $    28,209   $   19,958        $--       $     8,251      0.0%
         Accident and health insurance       208,369           --         --           208,369      0.0%
         Annuity                               2,477           --         --             2,477      0.0%
                                         -----------   ----------        ---       -----------
            Total premiums               $   239,055   $   19,958        $--       $   219,097      0.0%
                                         ===========   ==========        ===       ===========

2003: Life insurance in force            $28,660,000   $7,279,000        $--       $21,381,000      0.0%
                                         ===========   ==========        ===       ===========
      Premiums:
         Life insurance                  $ 1,253,381   $   25,467        $--       $ 1,227,914      0.0%
         Accident and health insurance       301,860      113,944         --           187,916
         Annuity                               2,382           --         --             2,382      0.0%
                                         -----------   ----------        ---       -----------
            Total premiums               $ 1,557,623   $  139,411        $--       $ 1,418,212      0.0%
                                         ===========   ==========        ===       ===========

See accompanying report of independent registered public accounting firm.